AMENDMENT No. 2, dated July 23, 1998 to the custody agreements (each an "Agreement"), between each of the Templeton finds listed on Schedule A hereto (each a "Fund"), with each having a place of business at 500 East Broward Blvd., Ft. Lauderdale, FL 33394, and The Chase Manhattan Bank ("Chase"), having a place of business at 270 Park Ave., New York, NY 10017-2070.

         It is hereby agreed as follows:

     Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement. This Amendment supersedes in all respects the Amendment between the parties, dated March 2, 1998, which shall have no further force or effect as of the date hereof.

     Section 2. The Agreement is amended as follows:

     Delete all of Section 2 of the Agreement after subsection (B.) thereof, and insert, in lieu thereof, the following:

     (C.) Fund's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Chase, and Chase hereby accepts the delegation to it of, the obligation to perform as Fund's "Foreign Custody Manager" (as that term is defined in Securities and Exchange Commission ("SEC") rule 17f-5(a)(2)), both for the purpose of selecting Eligible Foreign Custodians (as that term is defined herein) to hold Securities and Cash and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)); provided that, the term Eligible Foreign Custodian shall not include any "Compulsory Depository." A Compulsory Depository shall mean a Foreign Securities Depository or clearing agency the use of which is compulsory because: (1) its use is required by law or regulation, (2) securities cannot be withdrawn from the depository, or (3) maintaining securities outside the depository is not consistent with prevailing custodial practices in the country which the depository serves. Compulsory Depositories used by Chase as of the date hereof are set forth in Appendix 1-A hereto, and as the same may be amended on notice to Fund from time to time.

     (i) In connection with the foregoing, Chase shall:

     (1) provide written reports notifying Fund's Board of the placement of Securities and Cash with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Fund's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Fund's foreign custody arrangements;

     (2) exercise such reasonable care, prudence and diligence in performing as Fund's Foreign Custody Manager as a person having responsibility for the safekeeping of Securities and Cash would exercise;

     (3) in selecting an Eligible Foreign Custodian, first have determined that Securities and Cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Securities and Cash, including, without limitation, those factors set forth in SEC rule 17f-5(c)(1)(i)-(iv);

     (4) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Securities and Cash based on the standards applicable to custodians in the relevant market; provided that, in the case of an Eligible Foreign Custodian that is a non-Compulsory Depository or clearing agency, such determination shall only be made to the extent required by SEC rule 17f-5 as in effect from time to time and where so required shall be made based on such contract, the rules or established practices or procedures of the Depository, or any combination thereof; and

     (5) have established a system to monitor the continued appropriateness of maintaining Securities and Cash with particular Eligible Foreign Custodians and of the governing contractual arrangements. Chase shall also monitor Compulsory Depositories and shall advise Fund of any material negative change in the performance of, or arrangements with, any Compulsory Depository as the same would adversely affect the custody of assets. With respect to monitoring Compulsory Depositories, Chase shall use its reasonable efforts to obtain the information with respect to the factors set forth on Schedule 1-C hereto: (i) by November 20, 1998 with respect to any Compulsory Depository in a country in which Securities are held as of the date hereof; (ii) to the extent feasible in light of the circumstances then prevailing in a given country in which Securities are held, no later than 90 days after the establishment of, or a determination by Chase that a depository has become, a Compulsory Depository in such country; and (iii) to the extent feasible in light of the circumstances then prevailing in a given country, no later than 90 days after the first placement of Securities after the date hereof with a Subcustodian where such country has a Compulsory Depository. Chase shall advise Fund when, to Chase's knowledge based on such reasonable efforts, there is a negative answer with respect to a Compulsory Depository as to any of such factors. In connection with the foregoing: (i) Fund acknowledges and agrees that Chase's agreements with Eligible Foreign Custodians do not, as of the date hereof, comply with factor (i) on Schedule 1-C and that Chase shall not amend such agreements to so comply unless Rule 17f-5 is amended or interpreted by the Securities and Exchange Commission to incorporate such a factor into the Rule with respect to Compulsory Depositories; and (ii) to the extent that Rule 17f-5 is amended or interpreted by the Securities and Exchange Commission to incorporate materially one or more of (i)-(viii), Chase shall be obligated to obtain the relevant information on such incorporated factors rather than being limited only to using its reasonable efforts to do so.

     In the event that the SEC adopts standards or criteria different from those set forth in Schedule 1-C, the above provisions and Schedule 1-C shall be deemed to be amended to conform to the standards or criteria adopted by the SEC, it being understood that the time within which Chase must furnish the required information shall be a reasonable time in light of such differences.

Subject to (i)(1)-(4) and the first sentence of (5) above, Chase is hereby authorized to place and maintain Securities and Cash on behalf of Fund with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Chase.

     (ii) Except as expressly provided herein, Fund shall be responsible to assure that the maintenance of Securities and Cash hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

     (iii) Chase represents to Fund that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Fund represents to Chase that: (1) the Securities and Cash being placed and maintained in Chase's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act"), as the same may be amended from time to time; (2) its Board has determined that it is reasonable to rely on Chase to perform as Fund's Foreign Custody Manager; and (3) its Board or its investment adviser shall have determined that Fund may maintain Securities and Cash in each country in which Fund's Securities and Cash shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure (and including any Compulsory Depository operating in such country), prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Securities and Cash held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Chase to make any selection that would entail consideration of Country Risk.

     (iv) Chase shall assist Fund in monitoring Country Risk by furnishing such information relating to the Country Risk as is specified in Appendix 1-B hereto. Fund hereby acknowledges that: (1) such information is solely designed to inform Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (2) Chase has gathered the information from sources it considers reliable, but that Chase shall have no responsibility for inaccuracies or incomplete information except to the extent negligently obtained by Chase.

     Section 3. Add the following at the end of Section 3(d):

     and which shall be limited to  Eligible  Foreign  Custodians  as defined in
     (i)-(ii) and (v) of the definition of Eligible Foreign Custodians contained herein; provided that, for purposes of the sections of this Agreement addressing Chase liability (including, but not limited to, Sections 7, 10, 14, and 16-17), Foreign Bank shall not include any Foreign Bank as to which Chase has not acted as Foreign Custody Manager.

     Section 4. Add the following at the end of Section 3(e):

     and which shall be limited to  Eligible  Foreign  Custodians  as defined in
     (iii) and (iv)-(v) of the definition of Eligible Foreign Custodians contained herein; provided that, for purposes of the sections of this Agreement addressing Chase liability (including, but not limited to, Sections 7, 10, 14, and 16-17) the term Foreign Securities Depository shall not include any Compulsory Depository or any non-compulsory depository as to which Chase has not acted as Foreign Custody Manager.

     Section 5. Add the following definitions in appropriate alphabetic sequence to Section 3 of the Agreement:

          (1) a "U.S. Bank," shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7).

          (2) an "Eligible Foreign Custodian," shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; (iii) a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, that acts as a system for the central handling of securities or equivalent book-entries in that country and that is regulated by a foreign financial regulatory authority as defined under section 2(a)(50) of the 1940 Act, (iv) a securities depository or clearing agency organized under the laws of a country other than the United States when acting as a transnational system ("Transnational Depository") for the central handling of securities or equivalent book-entries, and (v) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

     Section 6. Delete existing Section 5 of the Agreement and, insert, in lieu thereof, the following:

         At the request of Fund, Chase may, but need not, add an Eligible Foreign Custodian that is a U.S. Bank, a Foreign Bank or Foreign Securities Depository where Chase has not acted as Foreign Custody Manager with respect to the selection thereof; provided that, any such entities shall not be included for purposes of the sections of this Agreement addressing Chase liability (including, but not limited to, Sections 7, 10, 14, and 16-17). Chase shall notify Fund in the event that it elects to add any such entity.

                              *********************

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



PAGE

TEMPLETON                                  THE CHASE MANHATTAN BANK
(on behalf of each of the Funds
listed on Schedule A hereto)

By:/s/  BARBARA J. GREEN                   By:/s/LENORE VANDEN HANDEL
   --------------------------                 -------------------------------
 Name: Barbara J. Green                     Name: Lenore Vanden Handel
Title: Secretary                           Title: Vice President




PAGE


                                   Schedule A
                              TEMPLETON U.S. FUNDS
                               As of June 30, 1998

TEMPLETON GROWTH FUND, INC. ("TGF") - 12/31/86
TEMPLETON FUNDS, INC. ("TFI") - 2/11/86
         Templeton World Fund
         Templeton Foreign Fund
TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC. ("TGSCF") - 5/15/96
TEMPLETON INCOME TRUST ("TIT") - 5/15/96
         Templeton Global Bond Fund
TEMPLETON GLOBAL REAL ESTATE FUND ("TGREF") - 5/15/96
TEMPLETON CAPITAL ACCUMULATOR FUND, INC. ("TCAF") - 1/14/91
TEMPLETON DEVELOPING MARKETS TRUST ("TDMT") - 10/16/91
TEMPLETON AMERICAN TRUST, INC. ("TAT") - 2/26/91
TEMPLETON INSTITUTIONAL FUNDS, INC. ("TIFI") - 1/29/96
         Templeton Foreign Equity Series
         Templeton Growth Series
         Templeton Emerging Markets Series
         Templeton Emerging Fixed Income Series
TEMPLETON GLOBAL OPPORTUNITIES TRUST ("TGOT") - 1/18/90
TEMPLETON GLOBAL INVESTMENT TRUST ("TGIT") - 5/7/95
         Templeton Growth and Income Fund
         Templeton Global Infrastructure Fund
         Templeton Americas Government Securities Fund
         Templeton Greater European Fund
         Templeton Latin America Fund
TEMPLETON EMERGING MARKETS FUND, INC. ("TEMF") - 2/1/87
TEMPLETON GLOBAL INCOME FUND, INC. ("TGIF") - 2/29/88
TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST ("TGG") - 10/22/88
TEMPLETON EMERGING MARKETS INCOME FUND, INC. ("TEMIF") - 9/17/93
TEMPLETON CHINA WORLD FUND, INC. ("TCWF") - 9/7/93
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC. ("TEMAF") - 4/22/94 TEMPLETON DRAGON FUND, INC. ("TDF") - 8/30/94
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC. ("TVF") - 9/15/94
TEMPLETON RUSSIA FUND, INC. ("TRF") - 6/15/95
TEMPLETON VARIABLE PRODUCTS SERIES FUND ("TVPSF") - 8/31/88 (amended & restated 2/23/96)
          Templeton Money Market Fund
          Templeton Bond Fund
          Templeton Stock Fund
          Templeton Asset Allocation Fund
          Templeton International Fund
          Templeton Developing Markets Fund
          Mutual Discovery Investments Fund
          Mutual Shares Investments Fund
          Franklin Growth Investments Fund
          Franklin Small Cap Investments Fund


PAGE

                                  Appendix 1-A

              LIST OF COMPULSORY DEPOSITORIES APPROVED BY THE BOARD


---------------------------------------------------------------------------------------------------------
COUNTRY                 DEPOSITORY                                        INSTRUMENTS
---------------------------------------------------------------------------------------------------------

Argentina            CVSA                                              Equity, Corporate + Government Debt
                     (Caja de Valores S.A.)
---------------------------------------------------------------------------------------------------------
Argentina            CRYL                                              Government Debt
                     (Central de Registration y Liquidacion de
                     Instrumentos de Endeudamiento Publico)
---------------------------------------------------------------------------------------------------------
Australia            Austraclear Limited                               Corporate Debt, Money Market + Semi-
                                                                       Government Debt
---------------------------------------------------------------------------------------------------------
Australia            CHESS                                             Equity
                     (Clearing House Electronic Sub-register System)
---------------------------------------------------------------------------------------------------------
Australia            RITS                                              Government Debt
                     (Reserve Bank of Australia/Reserve Bank
                     Information and Transfer System)
---------------------------------------------------------------------------------------------------------
Austria              OeKB                                              Equity, Corporate + Government Debt
                     (Oesterreichische Kontrollbank AG)
---------------------------------------------------------------------------------------------------------
Belgium              CIK                                               Equity + Corporate Debt
                     (Caisse Interprofessionnelle de Depots et de
                     Virements de Titres S.A.)
---------------------------------------------------------------------------------------------------------
Belgium              NBB                                               Government Debt
                     (National Bank of Belgium)
---------------------------------------------------------------------------------------------------------
Brazil               CBLC                                              Equity
                     (Companhia Brasileira de Liquidacao e Custodia)
---------------------------------------------------------------------------------------------------------
Brazil               CETIP                                             Corporate Debt
                     (Central de Custodia e Liquidacao Financiera
                     de Titulos Privados)
---------------------------------------------------------------------------------------------------------
Brazil               SELIC                                             Government Debt
                     (Sistema Especial de Liquidacao e Custodia)
---------------------------------------------------------------------------------------------------------
Bulgaria             BNB                                               Government Debt
                     (Bulgaria National Bank)
---------------------------------------------------------------------------------------------------------
Bulgaria             CDAD                                              Equity
                     (Central Depository A.D.)
---------------------------------------------------------------------------------------------------------
Canada               CDS                                               Equity, Corporate + Government Debt
                     (The Canadian Depository for Securities
                     Limited)
---------------------------------------------------------------------------------------------------------
Chile                DCV                                               Equity, Corporate + Government Debt
                     (Deposito Central de Valores S.A.)
---------------------------------------------------------------------------------------------------------
China, Shanghai      SSCCRC                                            Equity
                     (Shanghai Securities Central Clearing and
                     Registration Corporation)
---------------------------------------------------------------------------------------------------------
China, Shenzhen      SSCC                                              Equity
                     (Shenzhen Securities Clearing Company, Limited)
---------------------------------------------------------------------------------------------------------
Colombia             DCV                                               Government Debt
                     (Deposito Central de Valores)
---------------------------------------------------------------------------------------------------------
Colombia             DECEVAL                                           Equity, Corporate + Government Debt
                     (Deposito Centralizado de Valores de Colombia
                     S.A.)
---------------------------------------------------------------------------------------------------------
Croatia              SDA                                               Equity + Government Debt
                     (Central Depository Agency Inc. - Stredisnja
                     depozitarna agencija d.d.)
---------------------------------------------------------------------------------------------------------
Croatia              Ministry of Finance of the Republic of Croatia    Short-term debt issued by the
                                                                       Ministry of Finance.
---------------------------------------------------------------------------------------------------------
Croatia              CNB                                               Short-term debt issued by the
                     (Croatian National Bank)                          National Bank of Croatia.
---------------------------------------------------------------------------------------------------------
Czech Republic       SCP                                               Equity, Corporate + Government Debt
                     (Stredisko cennych papiru)
---------------------------------------------------------------------------------------------------------
Czech Republic       CNB                                               Government Debt
                     (Czech National Bank)
---------------------------------------------------------------------------------------------------------
Denmark              VP                                                Equity, Corporate + Government Debt
                     (Vaerdipapircentralen A/S)
---------------------------------------------------------------------------------------------------------
Egypt                MCSD                                              Equity + Corporate Debt
                     (Misr for Clearing, Settlement and Depository,
                     S.A.E.)
---------------------------------------------------------------------------------------------------------
Estonia              ECDS                                              Equity
                     (Estonian Central Depository for Securities
                     Limited - Eesti Vaatpaberite Keskdepositoorium)
---------------------------------------------------------------------------------------------------------
Euromarket           DCC                                               Euro-CDs
                     (The Depository and Clearing Centre)
---------------------------------------------------------------------------------------------------------
Euromarket           Clearstream                                       Euro-Debt
                     (Clearstream Banking, S.A.)
---------------------------------------------------------------------------------------------------------
Euromarket           Euroclear                                         Euro-Debt
---------------------------------------------------------------------------------------------------------
Finland              APK                                               Equity, Corporate + Government Debt
                     (Finnish Central Securities Depository Limited)
---------------------------------------------------------------------------------------------------------
France               SICOVAM                                           Equity, Corporate + Government Debt
                     (Societe Interprofessionnelle pour la
                     Compensation des Valeurs Mobilieres, S.A.)
---------------------------------------------------------------------------------------------------------
Germany              Clearstream                                       Equity, Corporate + Government Debt
                     (Clearstream Banking AG)
---------------------------------------------------------------------------------------------------------
Greece               CSD                                               Equity + Corporate Debt
                     (Central Securities Depository S.A.)
---------------------------------------------------------------------------------------------------------
Greece               BoG                                               Government Debt
                     (Bank of Greece)
---------------------------------------------------------------------------------------------------------
Hong Kong            HKSCC                                             Equity
                     (Hong Kong Securities Clearing Company Limited)
---------------------------------------------------------------------------------------------------------
Hong Kong            CMU                                               Corporate + Government Debt
                     (Central Moneymarkets Unit)
---------------------------------------------------------------------------------------------------------
Hungary              KELER                                             Equity, Corporate + Government Debt
                     (Central Depository and Clearing House -
                     Kosponti Elszamolohaz es Ertektar (Budapest)
                     Rt.)
---------------------------------------------------------------------------------------------------------
India                NSDL                                              Equity
                     (National Securities Depository Limited)
---------------------------------------------------------------------------------------------------------
India                CDSL                                              Equity
                     (Central Depository Services (India) Limited)
---------------------------------------------------------------------------------------------------------
India                RBI                                               Government Debt
                     (Reserve Bank of India)
---------------------------------------------------------------------------------------------------------
Indonesia            KSEI                                              Equity
                     (PT Kustodian Sentral Efek Indonesia)
---------------------------------------------------------------------------------------------------------
Ireland              CREST                                             Equity + Corporate Debt
                     (CRESTCo Limited)
---------------------------------------------------------------------------------------------------------
Ireland              CBISSO                                            Government Debt
                     (Central Bank of Ireland Securities
                     Settlements Office)
---------------------------------------------------------------------------------------------------------
Israel               TASE Clearing House                               Equity, Corporate + Government Debt
                     (Tel Aviv Stock Exchange Clearing House)
---------------------------------------------------------------------------------------------------------
Italy                Monte Titoli S.p.A.                               Equity + Corporate Debt
---------------------------------------------------------------------------------------------------------
Italy                Banca d'Italia                                    Government Debt
---------------------------------------------------------------------------------------------------------
Ivory Coast          DC/BR                                             Equity
                     (Le Depositaire Central / Banque de Reglement)
---------------------------------------------------------------------------------------------------------
Japan                JASDEC                                            Equity + Convertible Debt
                     (Japan Securities Depository Center)
---------------------------------------------------------------------------------------------------------
Japan                BoJ                                               Registered Government Debt
                     (Bank of Japan)
---------------------------------------------------------------------------------------------------------
Kazakhstan           CSD                                               Equity
                     (Central Securities Depository CJSC)
---------------------------------------------------------------------------------------------------------
Latvia               LCD                                               Equity, Corporate + Government Debt
                     (Latvian Central Depository)
---------------------------------------------------------------------------------------------------------
Lebanon              Midclear S.A.L.                                   Equity
                     (Custodian and Clearing Center of Financial
                     Instruments for Lebanon and the Middle East
                     S.A.L.)
---------------------------------------------------------------------------------------------------------
Lithuania            CSDL                                              Equity + Government Debt
                     (Central Securities Depository of Lithuania)
---------------------------------------------------------------------------------------------------------
Luxembourg           Clearstream                                       Equity
                     (Clearstream Banking S.A.)
---------------------------------------------------------------------------------------------------------
Malaysia             MCD                                               Equity + Corporate Debt
                     (Malaysian Central Depository Sdn. Bhd.)
---------------------------------------------------------------------------------------------------------
Mauritius            CDS                                               Equity + Corporate Debt
                     (Central Depository and Settlement Company
                     Limited)
---------------------------------------------------------------------------------------------------------
Mexico               INDEVAL                                           Equity, Corporate + Government Debt
                     (S.D. INDEVAL S.A. de C.V.)
---------------------------------------------------------------------------------------------------------
Morocco              Maroclear                                         Equity, Corporate + Government Debt
---------------------------------------------------------------------------------------------------------
Netherlands          NECIGEF                                           Equity, Corporate + Government Debt
                     (Nederlands Centraal Insituut voor Giraal
                     Effectenverkeer B.V.)
---------------------------------------------------------------------------------------------------------
New Zealand          NZCSD                                             Equity, Corporate + Government Debt
                     (New Zealand Central Securities Depository)
---------------------------------------------------------------------------------------------------------
Nigeria              CSCS                                              Equity, Corporate + Government Debt
                     (Central Securities Clearing System Limited)
---------------------------------------------------------------------------------------------------------
Norway               VPS                                               Equity, Corporate + Government Debt
                     (Verdipapirsentralen)
---------------------------------------------------------------------------------------------------------
Oman                 MDSRC                                             Equity
                     (The Muscat Depository and Securities
                     Registration Company, S.A.O.C.)
---------------------------------------------------------------------------------------------------------
Pakistan             CDC                                               Equity + Corporate Debt
                     (Central Depository Company of Pakistan
                     Limited)
---------------------------------------------------------------------------------------------------------
Pakistan             SBP                                               Government Debt
                     (State Bank of Pakistan)
---------------------------------------------------------------------------------------------------------
Peru                 CAVALI                                            Equity, Corporate + Government Debt
                     (CAVALI ICLV S.A.)
---------------------------------------------------------------------------------------------------------
Philippines          PCD                                               Equity
                     (Philippine Central Depository Inc.)
---------------------------------------------------------------------------------------------------------
Philippines          ROSS                                              Government Debt
                     (Bangko Sentral ng Pilipinas / Register of
                     Scripless Securities)
---------------------------------------------------------------------------------------------------------
Poland               NDS                                               Equity + Long-Term Government Debt
                     (National Depository for Securities S.A.)
---------------------------------------------------------------------------------------------------------
Poland               CRT                                               Short-Term Government Debt
                     (Central Registry of Treasury-Bills)
---------------------------------------------------------------------------------------------------------
Portugal             CVM                                               Equity, Corporate + Government Debt
                     (Central de Valores Mobiliarios e Sistema de
                     Liquidacao e Compensacao)
---------------------------------------------------------------------------------------------------------
Romania              SNCDD                                             Equity
                     (National Company for Clearing, Settlement and
                     Depository for Securities)
---------------------------------------------------------------------------------------------------------
Romania              BSE                                               Equity
                     (Bucharest Stock Exchange Registry)
---------------------------------------------------------------------------------------------------------
Russia               VTB                                               Government Debt (Ministry of Finance
                     (Vneshtorgbank)                                     Bonds)
---------------------------------------------------------------------------------------------------------
Russia               NDC                                               Equity, Corporate + Government Debt
                     (National Depository Centre)
---------------------------------------------------------------------------------------------------------
Russia               DCC                                               Equity
                     (Depository Clearing Company)
---------------------------------------------------------------------------------------------------------
Singapore            CDP                                               Equity + Corporate Debt
                     (The Central Depository (Pte) Limited)
---------------------------------------------------------------------------------------------------------
Singapore            SGS                                               Government Debt
                     (Monetary Authority of Singapore / Singapore
                     Government Securities Book-Entry System)
---------------------------------------------------------------------------------------------------------
Slovak Republic      SCP                                               Equity, Corporate + Government Debt
                     (Stredisko cennych papierov SR Bratislava,
                     a.s.)
---------------------------------------------------------------------------------------------------------
Slovak Republic      NBS                                               Government Debt
                     (National Bank of Slovakia)
---------------------------------------------------------------------------------------------------------
Slovenia             KDD                                               Equity + Corporate Debt
                     (Centralna klirinsko depotna druzba d.d.)
---------------------------------------------------------------------------------------------------------
South Africa         CDL                                               Corporate + Government Debt
                     (Central Depository (Pty) Limited)
---------------------------------------------------------------------------------------------------------
South Africa         STRATE                                            Equity
                     (Share Transactions Totally Electronic)
---------------------------------------------------------------------------------------------------------
South Korea          KSD                                               Equity, Corporate + Government Debt
                     (Korea Securities Depository)
---------------------------------------------------------------------------------------------------------
Spain                SCLV                                              Equity + Corporate Debt
                     (Servicio de Compensacion y Liquidacion de
                     Valores, S.A.)
---------------------------------------------------------------------------------------------------------
Spain                CBEO                                              Government Debt
                     (Banco de Espana / Central Book Entry Office)
---------------------------------------------------------------------------------------------------------
Sri Lanka            CDS                                               Equity
                     (Central Depository System (Private) Limited)
---------------------------------------------------------------------------------------------------------
Sweden               VPC                                               Equity, Corporate + Government Debt
                     (Vardepapperscentralen AB)
---------------------------------------------------------------------------------------------------------
Switzerland          SIS                                               Equity, Corporate + Government Debt
                     (SIS SegaInterSettle AG)
---------------------------------------------------------------------------------------------------------
Taiwan               TSCD                                              Equity + Government Debt
                     (Taiwan Securities Central Depository Co.,
                     Ltd.)
---------------------------------------------------------------------------------------------------------
Thailand             TSD                                               Equity, Corporate + Government Debt
                     (Thailand Securities Depository Company
                     Limited)
---------------------------------------------------------------------------------------------------------
Tunisia              STICODEVAM                                        Equity + Corporate Debt
                     (Societe Tunisienne Interprofessionnelle pour
                     la Compensation et le Depot des Valeurs
                     Mobilieres)
---------------------------------------------------------------------------------------------------------
Turkey               TAKASBANK                                         Equity + Corporate Debt
                     (IMKB Takas ve Saklama Bankasi A.S.)
---------------------------------------------------------------------------------------------------------
Turkey               CBT                                               Government Debt
                     (Central Bank of Turkey)
---------------------------------------------------------------------------------------------------------
United Kingdom       CREST                                             Equity + Corporate Debt
                     (CRESTCo Limited)
---------------------------------------------------------------------------------------------------------
United Kingdom       CMO                                               Sterling & Euro CDs + CP
                     (Central Moneymarkets Office)
---------------------------------------------------------------------------------------------------------
United States        DTC                                               Equity + Corporate Debt
                     (Depository Trust Company)
---------------------------------------------------------------------------------------------------------
United States        PTC                                               Mortgage Back Debt
                     (Participants Trust Company)
---------------------------------------------------------------------------------------------------------
United States        FED                                               Government Debt
                     (The Federal Reserve Book-Entry System)
---------------------------------------------------------------------------------------------------------
Uruguay              BCU                                               Government Debt
                     (Banco Central del Uruguay)
---------------------------------------------------------------------------------------------------------
Venezuela            BCV                                               Government Debt
                     (Banco Central de Venezuela)
---------------------------------------------------------------------------------------------------------
Zambia               CSD                                               Equity + Government Debt
                     (LuSE Central Shares Depository Limited)
---------------------------------------------------------------------------------------------------------
Zambia               BoZ                                               Government Debt
                     (Bank of Zambia)
---------------------------------------------------------------------------------------------------------


PAGE


                                  Appendix 1-B

                       INFORMATION REGARDING COUNTRY RISK

         1. To aid Fund's board in its determinations regarding Country Risk, Chase shall furnish board annually and upon the initial placing of Securities and Cash into a country the following information (check items applicable):

         A     Opinions of local counsel concerning:

___      i.    Whether applicable foreign law would restrict the access
               afforded Fund's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

___      ii.   Whether applicable foreign law would restrict the Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___      iii.  Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

         B.    Written information concerning:

___      i.    The likelihood of expropriation, nationalization, freezes, or confiscation of Fund's assets.

___      ii.   Whether difficulties in converting Fund's cash and cash
               equivalents to U.S. dollars are reasonably foreseeable.

         C.   A market report with respect to the following topics:

         (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) compulsory depositories (including depository evaluation).

         2. To aid Fund in monitoring Country Risk, Chase shall furnish the following additional information:

         As more fully described in the Foreign Custody Manager procedures, market flashes, including with respect to changes in the information in market reports.


PAGE


                                  Appendix 1-C

                    FACTORS REGARDING COMPULSORY DEPOSITORIES

          (i) Whether the Eligible Foreign Custodian which is participating in the Compulsory Depository has undertaken to adhere to the roles, practices and procedures of such Compulsory Depository;

          (ii) Whether no regulatory authority with oversight responsibility for the Compulsory Depository has issued a public notice that the Compulsory Depository is not in compliance with any material capital, solvency, insurance or other similar financial strength requirements imposed by such authority or, in the case of such notice having been issued, that such notice has been withdrawn or the remedy of such noncompliance has been publicly announced by the Compulsory Depository;

          (iii) Whether no regulatory authority with oversight responsibility over the Compulsory Depository has issued a public notice that the Compulsory Depository is not in compliance with any material internal controls requirement imposed by such authority or, in the case of such notice having been issued, that such notice has been withdrawn or the remedy of such noncompliance has been publicly announced by the Compulsory Depository;

          (iv)  Whether  the  Compulsory   Depository  maintains  Fund's  assets
          deposited with the Compulsory Depository by the Eligible Foreign Custodian participant under no less favorable safekeeping conditions than those that apply generally to other participants in the Compulsory Depository;

          (v) Whether the Compulsory Depository maintains records that segregate the Compulsory Depository's own assets from the assets of participants in the Compulsory Depository;

          (vi) Whether the Compulsory Depository maintains records that identify the assets of each of its participants;

          (vii) Whether the Compulsory Depository provides periodic reports to its participants with respect to the safekeeping of assets maintained by the Compulsory Depository including by way of example, notification of any transfer to or from participant accounts; and

          (viii) Whether the Compulsory Depository is subject to periodic review, such as audits by independent accountants or inspections by regulatory authorities.